                                                                       EXHIBIT 1

                             JOINT FILING AGREEMENT

        In accordance with Rule 13d-1(f) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing with all other Reporting Persons (as such term is defined in the Schedule 13D referred to below) on behalf of each of them of a statement on Schedule 13D (including amendments thereto) with respect to the common stock, par value $0.001 per share (the "Common Stock"), of Showscan Entertainment Inc., a Delaware corporation, and that this Agreement may be included as an Exhibit to such joint filing. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

        IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of the 5th day of August, 1997.

                                        /s/ Charles B. Moss, Jr.
                                        ----------------------------------------
                                            Charles B. Moss, Jr.


                                        /s/ Charles B. Moss, III
                                        ----------------------------------------
                                            Charles B. Moss, III


                                        /s/ Robin H. Moss
                                        ----------------------------------------
                                            Robin H. Moss, as custodian
                                            for Elizabeth H. Moss


                                        /s/ Robin H. Moss
                                        ----------------------------------------
                                            Robin H. Moss


                                        CHARLES B. MOSS, JR. FAMILY TRUST

                                        By: /s/ Robin H. Moss
                                           -------------------------------------
                                           Robin H. Moss, Trustee

                                        M.F.P., LLC

                                        By:/s/ Charles B. Moss, Jr.
                                           -------------------------------------
                                           Charles B. Moss, Jr., Manager


                                        /s/ Thomas R. DiBenedetto
                                        ----------------------------------------
                                            Thomas R. DiBenedetto



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                                        DIBENEDETTO SHOWSCAN LIMITED
                                        PARTNERSHIP

                                        By:  DiBenedetto Showscan, Inc.,
                                             general partner

                                        By: /s/ Thomas R. DiBenedetto
                                           -------------------------------------
                                           Thomas R. DiBenedetto, President


                                        DIBENEDETTO 1993 FAMILY TRUST

                                        By: /s/ Linda M. DiBenedetto
                                           -------------------------------------
                                           Linda M. DiBenedetto, Trustee


                                        DIBENEDETTO FAMILY TRUST U/A/D 11/01/91
                                        FBO CORY JAMES DIBENEDETTO

                                        By: /s/ James Yacobucci
                                           -------------------------------------
                                           James Yacobucci, Trustee


                                        DIBENEDETTO FAMILY TRUST U/A/D 11/01/91
                                        FBO CHRISTIAN ROBERT DIBENEDETT

                                        By: /s/ James Yacobucci
                                           -------------------------------------
                                           James Yacobucci, Trustee


                                        DIBENEDETTO FAMILY TRUST U/A/D 11/01/91
                                        FBO THOMAS AUSTIN DIBENEDETTO

                                        By:  /s/ James Yacobucci
                                           -------------------------------------
                                           James Yacobucci, Trustee


                                        DIBENEDETTO FAMILY TRUST U/A/D 11/01/91
                                        FBO MARK ANTHONY DIBENEDETTO

                                        By: /s/ James Yacobucci
                                           -------------------------------------
                                           James Yacobucci, Trustee


                                        UNITED ARTISTS THEATRE CIRCUIT, INC.

                                        By: /s/ Ralph E. Hardy
                                           -------------------------------------
                                           Ralph E. Hardy
                                           Executive Vice President
                                           and General Counsel



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

                                        IWERKS ENTERTAINMENT, INC.

                                        By: /s/Roy A. Wright
                                           -------------------------------------
                                           Roy A. Wright
                                           President and Chief Executive Officer


                                        /s/ Roy A. Wright
                                        ----------------------------------------
                                            Roy A. Wright

                                        /s/ Bruce C. Hinckley
                                        ----------------------------------------
                                            Bruce C. Hinckley



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